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                                                                     Exhibit 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of F.N.B. Corporation (the "Corporation") and the several undersigned officers and directors thereof whose signatures appear below, hereby makes, constitutes and appoints Peter Mortensen and John D. Waters, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his or her name, place and stead, in any and all capacities, to sign the following registration statements of the Corporation to be filed with the Securities and Exchange Commission (the "Commission"), together with any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof: (1) registration statement on Form S-3 relating to $250,000,000 of the Corporation's Subordinated Notes, (2) registration statement on Form S-3 relating to the Corporation's Dividend Reinvestment and Direct Stock Purchase Plan, (3) registration statement on Form S-8 relating to the Corporation's 401(k) Plan, and (4) registration statement on Form S-8 relating to the Corporation's 1998 Directors' Stock Option Plan.

         IN WITNESS WHEREOF, F.N.B. Corporation has caused this Power of Attorney to be signed on its behalf, and each of the undersigned officers and directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below. This Power of Attorney may be executed in counterparts which, when taken together, shall constitute a single original thereof.



F.N.B. CORPORATION

By:  /s/ Peter Mortensen
   --------------------------------------
     Peter Mortensen
     Chairman and Chief Executive Officer


Dated:  May 31, 2000

            Signature                                  Title                                   Date
            ---------                                  -----                                   ----
/s/ Peter Mortensen                      Chairman, Chief Executive Officer                  May 31, 2000
---------------------------------        and Director (Principal Executive
Peter Mortensen                          Officer)

/s/ Stephen J. Gurgovits                 Vice Chairman and Director                         May 31, 2000
---------------------------------
Stephen J. Gurgovits

/s/ Gary L. Tice                         President, Chief Operating Officer                 May 31, 2000
---------------------------------        and Director
Gary L. Tice


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
            Signature                                  Title                                   Date
            ---------                                  -----                                   ----
/s/ John D. Waters                       Vice President and Chief Financial                 May 31, 2000
---------------------------------        Officer (Principal Accounting
John D. Waters                           Officer)

                                         Director                                           May 31, 2000
---------------------------------
W. Richard Blackwood

                                         Director                                           May 31, 2000
---------------------------------
Alan C. Bomstein

/s/ William B. Campbell                  Director                                           May 31, 2000
---------------------------------
William B. Campbell

/s/ Charles T. Cricks                    Director                                           May 31, 2000
---------------------------------
Charles T. Cricks

/s/ Henry M. Ekker                       Director                                           May 31, 2000
---------------------------------
Henry M. Ekker

/s/ James S. Lindsay                     Director                                           May 31, 2000
---------------------------------
James S. Lindsay

/s/ Paul P. Lynch                        Director                                           May 31, 2000
---------------------------------
Paul P. Lynch

                                         Director                                           May 31, 2000
---------------------------------
Edward J. Mace

                                         Director                                           May 31, 2000
---------------------------------
Robert S. Moss

                                         Director                                           May 31, 2000
---------------------------------
William A. Quinn

/s/ William J. Strimbu                   Director                                           May 31, 2000
---------------------------------
William J. Strimbu

/s/ Archie O. Wallace                    Director                                           May 31, 2000
---------------------------------
Archie O. Wallace

/s/ James T. Weller                      Director                                           May 31, 2000
---------------------------------
James T. Weller

                                         Director                                           May 31, 2000
---------------------------------
Eric J. Werner

                                         Director                                           May 31, 2000
---------------------------------
Benjamin Wiley

                                         Director                                           May 31, 2000
---------------------------------
Donna C. Winner



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